FIRST EAGLE CREDIT OPPORTUNITIES FUND

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED MARCH 7, 2025
TO PROSPECTUS DATED APRIL 29, 2024

On March 3, 2025, First Eagle Holdings, Inc. announced a definitive agreement under which funds managed by Genstar Capital will make a majority investment in First Eagle Holdings, Inc. First Eagle Holdings, Inc. is the parent company to the investment adviser, First Eagle Investment Management, LLC, and the investment subadviser, First Eagle Alternative Credit, LLC, of the First Eagle Credit Opportunities Fund (the “Fund”). Genstar Capital is a private equity firm focused on investments in targeted segments of the financial services, healthcare, industrials, and software industries.

The transaction will involve the buyout of all interests in First Eagle Holdings, Inc. currently held by funds indirectly controlled by Blackstone Inc. and Corsair Capital LLC and certain related co-investors. The transaction is expected to be completed in the second half of 2025, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals.

As required under the Investment Company Act of 1940, closing of the transaction will be deemed an “assignment” of the current investment management agreements with respect to the Fund, which will result in automatic termination of the current Investment Advisory Agreement and the current Investment Subadvisory Agreement. It is anticipated that the Board of Trustees of the First Eagle Credit Opportunities Fund (the “Board”) will consider new substantially identical investment management agreements with First Eagle Investment Management, LLC and First Eagle Alternative Credit, LLC with respect to the Fund. If approved by the Board, the new agreements will be presented to the shareholders of the Fund for approval, and, if so approved by shareholders, will take effect upon closing of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

*  *  *  *

The information in this Supplement modifies the First Eagle Credit Opportunities Fund’s Prospectus dated April 29, 2024. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Prospectus entitled “Management of the Fund.”